SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 21, 2009
Date of Report (Date of earliest event reported)

UNITY BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey
(State or Other Jurisdiction of Incorporation)

1-12431	22-3282551
(Commission File Number)	(I.R.S. Employer Identification No.)

64 OLD HIGHWAY 22, CLINTON, NEW JERSEY, 08809
(Address of Principal Executive Office) (Zip Code)

(908) 730-7630
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Included is the Registrant's President's Message,  the full text of which is incorporated by reference to this item, which was contemporaneously delivered to the Registrant's shareholders and depositors beginning on August 21, 2009.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
EXHIBIT
99.1	President's Message dated August 21, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC
(Registrant)

Date: August 21, 2009	By:	/s/ Alan J. Bedner
Alan J. Bedner EVP and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT #	DESCRIPTION
99.1	President's Message dated August 21, 2009